Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of July 22, 2022 by and among Getty Images Holdings, Inc., a Delaware corporation (as successor to Vector Holding, LLC, a Delaware limited liability company, the “Company”), and the persons and entities identified on Schedule A hereto (each such person, together with each Affiliate of such person that acquires Registrable Securities (as defined below) from such first Person other than pursuant to a registered offering or Rule 144 (but only for so long as such Affiliate holds Registrable Securities), and their respective successors and permitted assigns, an “Investor”).

RECITALS

WHEREAS, CC Neuberger Principal Holdings II, a Cayman Islands exempted company (“CCNB”), CC Neuberger Principal Holdings II Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and certain other Investors entered into that certain Registration Rights Agreement (the “Prior Agreement”), dated as of August 4, 2020;

WHEREAS, the parties desire to enter into this Agreement in connection with that certain Business Combination Agreement, dated as of December 9, 2021 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among CCNB, the Company, Vector Domestication Merger Sub, LLC, a Delaware limited liability company, Vector Merger Sub 1, LLC, a Delaware limited liability company, Vector Merger Sub 2, LLC, a Delaware limited liability company, Griffey Global Holdings, Inc., a Delaware corporation, and solely for the limited purposes of certain sections set forth therein, Griffey Investors, LP, a Delaware limited partnership;

WHEREAS, the parties to the Prior Agreement desire to terminate the Prior Agreement and replace it with this Agreement; and

WHEREAS, it is a condition to the Closing (as such term is defined in the Business Combination Agreement) that the parties hereto enter into this Agreement, to be effective upon the Closing.

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and understandings set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                  Definitions. As used in this Agreement, the following terms shall have the following meanings:

1.1              “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of the Company or the Board, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) the Company has a bona fide business purpose for not making such information public.

1.2              “Affiliate” shall mean, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. “Affiliate” with respect to the Investors, shall not include (a) the Company or its subsidiaries and (b) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor or any of its Affiliates has an investment (whether as debt or equity). As used in this definition, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

1.3              “Agreement” has the meaning set forth in the preamble.

1.4              “Beneficially Own” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act; provided, that, for purposes of this Agreement, a Transfer with respect to any Equity Securities means that the Transferor no longer Beneficially Owns such Equity Securities (except, for the avoidance of doubt, for any Transfer to Permitted Transferees or with respect to pledges or encumbrances which do not Transfer economic risk). “Beneficially Owns,” “Beneficially Owned,” and “Beneficial Ownership” shall have correlative meanings.

1.5              “Block Trade” means any non-marketed underwritten takedown offering taking the form of a bought deal or a block sale to a financial institution.

1.6              “Board” means the board of directors (or any successor governing body) of the Company.

1.7              “Business Combination Agreement” has the meaning set forth in the recitals.

1.8              “CC Capital” means CC NB Sponsor 2 Holdings LLC, a Delaware limited liability company.

1.9              “CCNB” has the meaning set forth in the recitals.

1.10          “Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company.

1.11          “Closing Date” means the date of this Agreement.

1.12          “Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, amalgamation, acquisition, reorganization or otherwise.

1.13          “Controlling Person” has the meaning set forth in Section 7.17.

1.14          “DTCDRS” has the meaning set forth in Section 7.18.

1.15          “Earn-Out Shares” has the meaning set forth in the Business Combination Agreement.

1.16          “Effectiveness Deadline” has the meaning set forth in Section 2.2.

1.17          “Equity Securities” means any shares of Class A Common Stock and any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), shares of Class A Common Stock, including options and warrants.

1.18          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

1.19          “Getty Family Demanding Holders” has the meaning set forth in Section 2.1.

1.20          “Getty Family Investors” means Getty Investments L.L.C., Mark Getty, The October 1993 Trust and The Options Settlement together with their respective successors and any Permitted Transferee.

1.21          “Getty Family Permitted Encumbrance” has the meaning set forth in the Stockholders Agreement, dated as of December 9, 2021 (as may be amended or otherwise modified from time to time), by and among the Company and the parties named on Schedule A thereto.

1.22          “Governmental Entity” means any nation or government, any state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality, including any state-owned entity, of any federal, state, local or foreign jurisdiction.

1.23          “Initial Registrable Securities” has the meaning set forth in Section 7.1.

1.24          “Initial Registration Statement” has the meaning set forth in Section 7.1.

1.25          “Inspectors” has the meaning set forth in Section 7.8.

1.26          “Investor” has the meaning set forth in the preamble.

1.27          “Koch Demanding Holders” has the meaning set forth in Section 2.1.

1.28          “Koch Investors” means Koch Icon Investments, LLC together with its successors and any Permitted Transferee.

1.29          “Laws” means all laws, acts, statutes, constitutions, treaties, ordinances, codes, rules, regulations, directives, pronouncements, rulings and any Orders of a Governmental Entity, including common law (including fiduciary duties).

1.30          “Long-Form Registration” has the meaning set forth in Section 2.1.

1.31          “Misstatement” shall mean an untrue statement of material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus (as applicable), necessary to make the statements in a Registration Statement or Prospectus (as applicable) (in light of the circumstances under which they were made) not misleading.

1.32          “New Registration Statement” has the meaning set forth in Section 2.7.

1.33          “NBOKS” means Neuberger Berman Opportunistic Capital Solutions Master Fund LP, a Cayman Islands exempted company.

1.34          “Order” means any order, writ, judgment, injunction, temporary restraining order, stipulation, determination, directive, decree or award entered by or with any Governmental Entity or arbitral institution.

1.35          “Permitted Transferee” has the meaning set forth in the Stockholders Agreement, dated as of December 9, 2021 (as may be amended or otherwise modified from time to time), by and among the Company and the Investor Stockholders (as defined therein) party thereto.

1.36          “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.37          “Piggyback Registration” has the meaning set forth in Section 3.1.

1.38          “Piggyback Registration Statement” has the meaning set forth in Section 3.1.

1.39          “Prior Agreement” has the meaning set forth in the recitals.

1.40          “Proceeding” means any action, claim, suit, charge, litigation, complaint, investigation, audit, notice of violation, citation, arbitration, inquiry, or other proceeding at law or in equity (whether civil, criminal or administrative) by or before any Governmental Entity.

1.41          “Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement, including any Shelf Supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

1.42          “Records” has the meaning set forth in Section 7.8.

1.43          “Registrable Securities” means (a) any Equity Securities Beneficially Owned or otherwise held directly or indirectly by any of the Investors, (b) any Equity Securities issued or issuable as a distribution with respect to, or in exchange for or in replacement of, any of the foregoing Equity Securities, including, without limitation, Earn-Out Shares and Sponsor Earn-Out Shares and (c) any Equity Securities issued or issuable to any Investor by way of a share dividend or share split or in exchange for or upon conversion of the Equity Securities described in subsections (a) and (b) or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to such Equity Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the SEC has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such Registration Statement, (ii) such securities have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and further subsequent public distribution of them shall not require registration under the Securities Act, (iii) such securities have been sold without registration pursuant to Rule 144, or (iv) such securities shall have ceased to be outstanding.

1.44          “Registration Date” means the date on which the Company becomes subject to Section 13(a) or Section 15(d) of the Exchange Act.

1.45          “Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements (including Shelf Supplements) to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

1.46          “Related Party” has the meaning set forth in Section 29.

1.47          “Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

1.48          “SEC” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

1.49          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

1.50          “Selling Expenses” means all underwriting discounts, selling commissions and share transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the fees and disbursements of counsel for the holders of Registrable Securities required to be paid by the Company pursuant to this Agreement.

1.51          “Shelf Registration” has the meaning set forth in Section 2.2.

1.52          “Shelf Registration Statement” has the meaning set forth in Section 2.2.

1.53          “Shelf Supplement” has the meaning set forth in Section 2.3.

1.54          “Shelf Takedown” has the meaning set forth in Section 2.3.

1.55          “Shelf Takedown Notice” has the meaning set forth in Section 2.3.

1.56          “Sponsor” has the meaning set forth in the preamble.

1.57          “Sponsor Earn-Out Shares” has the meaning set forth in the Business Combination Agreement.

1.58          “Sponsor Investors” shall mean the Sponsor, CC Capital and NBOKS, together with their successors and Permitted Transferees.

1.59          “Transfer” means, (a) when used as a noun, any voluntary or involuntary, direct or indirect, transfer, sale, pledge, hedge, encumbrance, or hypothecation or other disposition, contract or legally binding agreement to undertake any of the foregoing, by the Transferor (whether by operation of law or otherwise) and, (b) when used as a verb, (i) the voluntary or involuntary sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or the establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security by the Transferor, (ii) entry by the Transferor into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement by the Transferor of any intention to effect any transaction specified in clauses “(i)” or “(ii).” The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

2.                  Registration.

2.1              To the extent that a Registration Statement filed pursuant to Section 2.2 or a Shelf Registration Statement is not available to effect the proposed transaction, each of: (a) the Getty Family Investors that Beneficially Own at least a majority in interest of the then-outstanding number of Registrable Securities held by the Getty Family Investors (the “Getty Family Demanding Holders”); (b) the Koch Investors that Beneficially Own at least a majority in interest of the then-outstanding number of Registrable Securities held by the Koch Investors (the “Koch Demanding Holders”); (c) the Sponsor, (d) CC Capital and (e) NBOKS; may request that the Company register under the Securities Act all or any portion of its Registrable Securities pursuant to a Registration Statement on Form S-1 or any similar long-form registration statement that may be available at such time (each, a “Long-Form Registration”), provided that such Investor(s) reasonably expects to sell Registrable Securities yielding aggregate gross proceeds in excess of $50 million from such Long-Form Registration. Each request for a Long-Form Registration shall specify the number of Registrable Securities requested to be included in the Long-Form Registration. Upon receipt of any such request, the Company shall promptly (but in no event later than ten (10) days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities who shall then have ten (10) days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall prepare and file with (or confidentially submit to) the SEC a Registration Statement on Form S-1 or any successor form thereto covering all of the Registrable Securities that the holders thereof have requested to be included in such Long-Form Registration within sixty (60) days after the date on which the initial request is given and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be obligated to participate in more than four (4) Long-Form Registrations, pursuant to this Section 2.1 in any twelve (12)-month period.

2.2              Notwithstanding the provisions of Section 2.1, the Company shall, as soon as practicable, but in any event within thirty (30) days after the Closing Date, file (or confidentially submit) a Registration Statement to permit the public resale of all the Registrable Securities held by the Investors from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) on the terms and conditions specified in this Section 2.2 and shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof, but in no event later than the earlier of (a) the ninetieth (90th) calendar day (or one hundred twentieth (120th) calendar day if the SEC notifies the Company that it will “review” the Registration Statement) following the Closing Date and (b) the fifth (5th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Registration Statement filed with the SEC pursuant to this Section 2.2 shall be on Form S-3, or if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for the sale or resale of such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule or provision similar thereto adopted by the SEC, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Investor to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor rule or similar provision adopted by the SEC then in effect) at any time beginning on the effective date for such Registration Statement. If Form S-3 is not then available to the Company, the Company shall use commercially reasonable efforts to convert the Form S-1 or other available registration statement to a shelf registration statement on Form S-3 (a “Shelf Registration Statement”) as promptly as practicable after the Company becomes eligible to use a Form S-3 that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). A Registration Statement filed pursuant to this Section 2.2 shall provide for the sale or resale pursuant to any method or combination of methods legally available to, and requested by, the Investors. The Company shall use commercially reasonable efforts to cause a Registration Statement filed pursuant to this Section 2.2 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement or Shelf Registration Statement is continuously available, for the resale of all the Registrable Securities held by the holders thereof until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.2, but in any event within one (1) business day of such date, the Company shall notify the Investors of the effectiveness of such Registration Statement. If, after the filing such Registration Statement, a holder of Registrable Securities requests registration under the Securities Act of additional Registrable Securities pursuant to such Registration Statement, the Company shall amend such Registration Statement to cover such additional Registrable Securities. The provisions of Section 2.3 shall apply mutatis mutandis to any resale of Registrable Securities pursuant to a registration statement filed pursuant to this Section 2.2.

2.3              At any time that a Shelf Registration Statement is effective, if a holder of Registrable Securities covered by such Shelf Registration Statement delivers a notice to the Company (a “Shelf Takedown Notice”) stating that the holder intends to effect an offering of all or part of its Registrable Securities included in such Shelf Registration Statement in an underwritten offering (a “Shelf Takedown”), provided that such Investor(s) reasonably expects to sell Registrable Securities yielding aggregate gross proceeds in excess of $25 million from such Shelf Takedown, and the Company is eligible to use such Shelf Registration Statement for such Shelf Takedown, then the Company shall take all actions reasonably required, including amending or supplementing (a “Shelf Supplement”) such Shelf Registration Statement, to enable such Registrable Securities to be offered and sold as contemplated by such Shelf Takedown Notice. Each Shelf Takedown Notice shall specify the number of Registrable Securities to be offered and sold under the Shelf Takedown. Upon receipt of a Shelf Takedown Notice, the Company shall promptly (but in no event later than five (5) business days, or, in the case of an underwritten overnight Block Trade, two (2) business days, following receipt thereof) deliver notice of such Shelf Takedown Notice to all other holders of Registrable Securities who shall then have five (5) business days, or, in the case an underwritten overnight Block Trade, two (2) business days, from the date such notice is given to notify the Company in writing of their desire to be included in such Shelf Takedown. Each holder of Registrable Securities and the Company agrees to use its good faith efforts to provide advance notice as soon as reasonably practicable to the holders of Registrable Securities of such first holder’s or the Company’s intention to deliver a Shelf Takedown Notice; provided, however, that none of the holders or the Company shall be obligated hereby to provide any such advance notice and, if provided, such advance notice shall not be binding in any respect. The Company shall prepare and file with the SEC a Shelf Supplement as soon as practicable after the date on which it received the Shelf Takedown Notice and, if such Shelf Supplement is an amendment to such Shelf Registration Statement, shall use its best efforts to cause such Shelf Supplement to be declared effective by the SEC as soon as practicable thereafter. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be obligated to participate in more than four (4) Shelf Takedowns or Block Trades, pursuant to this Section 2.3 or Section 5 (as applicable), in any twelve (12)-month period.

2.4              If the holders of the Registrable Securities initially requesting a Long-Form Registration or Shelf Takedown elect to distribute the Registrable Securities covered by their request in an underwritten offering, they shall so advise the Company as a part of their request made pursuant to Section 2.1, Section 2.2 or Section 2.3, and the Company shall include such information in its notice to the other holders of Registrable Securities. The holders of a majority of the Registrable Securities initially requesting the Long-Form Registration or Shelf Takedown shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

2.5              The Company shall not include in any Long-Form Registration or Shelf Takedown any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such Long-Form Registration or Shelf Takedown, which consent shall not be unreasonably withheld or delayed. If a Long-Form Registration or Shelf Takedown involves an underwritten offering and the managing underwriter of the requested Long-Form Registration or Shelf Takedown advises the Company and the holders of Registrable Securities in writing that in its reasonable and good faith opinion the number of Equity Securities proposed to be included in the Long-Form Registration or Shelf Takedown, including all Registrable Securities and all other Equity Securities proposed to be included in such underwritten offering, exceeds the number of Equity Securities which can be sold in such underwritten offering and/or the number of Equity Securities proposed to be included in such Long-Form Registration or Shelf Takedown would adversely affect the price per share of the Equity Securities proposed to be sold in such underwritten offering, the Company shall include in such Long-Form Registration or Shelf Takedown (a) first, the Equity Securities that the holders of Registrable Securities propose to sell (pro rata based on the number of Registrable Securities held by such holders at the time the cutback is made), and (b) second, the Equity Securities proposed to be included therein by any other Persons (including Equity Securities to be sold for the account of the Company and/or other holders of Equity Securities) (pro rata, based on (i) with respect to Equity Securities held by any other Persons, the number of Equity Securities held by such holders and (ii) with respect to the Company, the number of Equity Securities proposed to be included therein by the Company, in each case at the time the cutback is made).

2.6              The Company shall not be obligated to effect any Long-Form Registration (a) within ninety (90) days after the effective date of a previous Long-Form Registration or Shelf Takedown or a previous Piggyback Registration in which holders of Registrable Securities were permitted to register the offer and sale under the Securities Act, and actually sold, all of the shares of Registrable Securities requested to be included therein or (b) except with respect to the Registration Statement required to be filed pursuant to Section 2.2, while a lock-up agreement pursuant to Section 6 or any other lock-up agreement relating to such holder’s Registrable Securities is in effect and has not been waived with respect to such holder.

2.7              In the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (a) inform each of the Investors and use its commercially reasonable efforts to file amendments to the Shelf Registration Statement as required by the SEC and/or (b) withdraw the Shelf Registration Statement and file a new registration statement (a “New Registration Statement”) on Form S-3, or if Form S-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by an Investor as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Investors, subject to a determination by the SEC that certain Investors must be reduced first based on the number of Registrable Securities held by such Investors. In the event the Company amends the Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (a) or (b) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration Statement, as amended, or the New Registration Statement.

2.8               A holder of Registrable Securities shall have the right to withdraw from a Registration pursuant to this Section 2 for any or no reason whatsoever upon written notification to the Company and the underwriter(s) (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement, in connection with Long-Form Registration, or at least two (2) business days prior to the time of pricing, in the case of a Shelf Takedown.

3.                  Piggyback Registration.

3.1              Whenever the Company proposes to offer or sell any Equity Securities pursuant to a registered offering under the Securities Act (other than a registration (a) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit arrangement), (b) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (c) filed in connection with an “at-the-market” offering, (d) for an offering in connection with a merger, consolidation or other acquisition, an exchange offer or offering of securities solely to the Company’s existing shareholders, (e) for an offering of debt that is convertible into or exchangeable for Equity Securities of the Company, (f) for a rights offering (including any rights offering with a backstop or standby commitment) or (g) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more shareholders of the Company (other than an offering pursuant to Section 2 hereunder) and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than ten (10) business days prior to either the filing of such Registration Statement) to the holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3.2 and Section 3.3, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within five (5) business days (or one (1) business day in the case of a Block Trade) after the Company’s notice has been given to each such holder. The Company agrees to use its good faith efforts to provide advance notice as soon as reasonably practicable to the holders of Registrable Securities of its intention to effect a Piggyback Registration; provided, however, that, other than the notices required ten (10) business days prior to the Registration Statement or prospectus supplement, as applicable, by the immediately preceding sentence, the Company shall not be obligated hereby to provide any such advance notice and, if provided, such advance notice shall not be binding in any respect. A Piggyback Registration shall not be considered a Long-Form Registration for purposes of Section 2.

3.2              If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its reasonable and good faith opinion the number of Equity Securities proposed to be included in such registration or takedown, including all Registrable Securities and all other Equity Securities proposed to be included in such underwritten offering, exceeds the number of Equity Securities which can be sold in such offering and/or that the number of Equity Securities proposed to be included in any such registration or takedown would adversely affect the price per share of the Equity Securities to be sold in such offering, the Company shall include in such registration or takedown (a) first, the Equity Securities that the Company proposes to sell; (b) second, the Equity Securities requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder at the time of such cutback or in such manner as such holders may otherwise agree; and (c) third, the Equity Securities requested to be included therein by holders of Equity Securities other than holders of Registrable Securities, allocated among such holders as determined by the Company or in such other manner as they may agree.

3.3              If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Equity Securities other than Registrable Securities, and the managing underwriter advises the Company in writing that in its reasonable and good faith opinion the number of Equity Securities proposed to be included in such registration or takedown, including all Registrable Securities and all other Equity Securities proposed to be included in such underwritten offering, exceeds the number of Equity Securities which can be sold in such offering and/or that the number of Equity Securities proposed to be included in any such registration or takedown would adversely affect the price per share of the Equity Securities to be sold in such offering, the Company shall include in such registration or takedown (a) first, the Equity Securities requested to be included therein by the holder(s) requesting such registration or takedown and by the holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Equity Securities, including any Registrable Securities (on a fully diluted, as converted basis) owned by all such holders or in such other manner as such holders may otherwise agree; (b) second, the Equity Securities proposed to be sold by the Company; and (c) third, the Equity Securities requested to be included therein by the other holders of Equity Securities, allocated among such holders as determined by the Company or in such other manner as they may agree.

3.4              If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall, subject to the prior written consent of the holders of a majority of the Registrable Securities included in such Piggyback Registration, which consent shall not be unreasonably withheld or delayed, select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

3.5              Any holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Piggyback Registration Statement, in connection with a Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time.

4.                  Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, or in the opinion of counsel for the Company it is necessary to supplement or amend such Prospectus to comply with law, each of the Investors shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement or including the information counsel for the Company believes to be necessary to comply with law (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice such that the Registration Statement or Prospectus, as so amended or supplemented, as applicable, will not include a Misstatement and complies with applicable law), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any registration at any time, including the filing of a Shelf Supplement for a Shelf Takedown, would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or would render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company may, upon giving prompt written notice of such action to the Investors, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than forty-five (45) consecutive days, determined in good faith by the Chief Executive Officer of the Company or the Board to be necessary for such purpose. The right to delay or suspend any submission, filing, initial effectiveness or use of a Registration Statement pursuant to this Section 4 shall be exercised by the Company, in the aggregate, for not more than ninety (90) total calendar days during any twelve (12) month period, provided that such period may be extended for an additional thirty (30) days with the consent of Holders representing a majority-in-interest of the Registrable Securities, which consent shall not be unreasonably withheld. In the event the Company exercises its rights under the preceding sentence, the Investors agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Investors of the expiration of any period during which it exercised its rights under this Section 4. For the avoidance of doubt, any suspension under this Section 4 shall not affect an Investor’s ability to sell Registrable Securities under an exemption from registration.

5.                  Block Trades. Notwithstanding Section 2 (with the exception of the limitation in number of total Block Trades and Shelf Takedowns established in the final sentence of Section 2.3) but subject to Section 4, if the Investors desire to effect a Block Trade, provided such Investor(s) reasonably expects to sell Registrable Securities yielding aggregate gross proceeds in excess of $25 million from such Block Trade in accordance with any other time periods in Section 2, the Investors shall provide written notice to the Company at least five (5) business days prior to the date such Block Trade will commence. The Company shall use its commercially reasonable efforts to facilitate such Block Trade, provided that the Investors engaging in such Block Trade use their reasonable best efforts to work with the Company and applicable underwriters (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade) in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade and any related due diligence and comfort procedures. In the event of a Block Trade, and after consultation with the Company, the participating Investors shall determine the number of offered securities, the underwriter or underwriters (which shall consist of one or more reputable nationally recognized investment banks) and share price of such offering. For clarity, the Company shall not be obligated to participate in more than four (4) Shelf Takedowns or Block Trades, pursuant to Section 2.3 or this Section 5 (as applicable), in any twelve (12)-month period.

6.                  Lock-up Agreement. In connection with any registered offering of Equity Securities of the Company by either the Company for its own account or by holders of Registrable Securities pursuant to this Agreement, and upon the request of the managing underwriter in such offering, each holder of Registrable Securities agrees to execute a customary lock-up agreement; provided, that (a) each such holder shall sign a lock-up agreement that contains restrictions that are no more restrictive than the restrictions contained in the lock-up agreements executed by any other holder of Registrable Securities participating in such offering, (b) such lock-up agreement shall not restrict the Transfer of Registrable Securities for more than ninety (90) days after the date of the underwriting agreement executed with the managing underwriter of such offering and (c) such lock-up agreement shall not restrict (i) Transfers to Permitted Transferees or (ii) any Getty Family Permitted Encumbrance. The Company shall cause its executive officers and its directors, and shall use reasonable best efforts to cause other holders of Equity Securities who Beneficially Own 5% or more of the then outstanding Equity Securities (considered on a fully-diluted basis), to enter into lock-up agreements that contain restrictions that are no less restrictive than the restrictions contained in the lock-up agreements executed by the holders of Registrable Securities. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding anything to the contrary contained in this Section 6, each holder of Registrable Securities shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 6 in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director or holder of Equity Securities. Notwithstanding the foregoing, no Investor that does not participate in such offering shall be subject to such lock-up arrangements so long as such Investor holds less than one percent (1%) of the Equity Securities (considered on a fully-diluted basis).

7.                  Registration Procedures. If and whenever any holder of Registrable Securities requests that the offer and sale of any Registrable Securities be registered under the Securities Act or any Registrable Securities be distributed in a Shelf Takedown pursuant to the provisions of this Agreement, the Company shall use its best efforts to effect the registration of the offer and sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as soon as practicable and as applicable take the actions set forth in this Section 7.

7.1              Subject to Section 2.1, Section 2.2, Section 2.2 and Section 2.3, the Company shall (a) prepare and file with the SEC a Registration Statement covering such Registrable Securities and use its best efforts to cause such Registration Statement to be declared effective within the applicable time frame required; and (b) if (i) the Company has filed a Registration Statement (the “Initial Registration Statement”) with the SEC that covers Registrable Securities (the “Initial Registrable Securities”), (ii) pursuant to Rule 415(a)(5) under the Securities Act or any successor rule thereto, the Initial Registration Statement may no longer be used for offers and sales of any of the Initial Registrable Securities, and (iii) any of the Initial Registrable Securities are Registrable Securities at the time that (ii) above occurs, the Company shall prepare and file with the SEC within the time limits required by Rule 415 under the Securities Act or any successor rule thereto a New Registration Statement covering any Initial Registrable Securities that have not ceased to be Registrable Securities for an offering to be made on a delayed on continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto and shall use its best efforts to cause such New Registration Statement to be declared effective by the SEC as soon as practicable thereafter.

7.2              (a) In the case of a Long-Form Registration or a registration on Form S-3 or any similar short form Registration Statement, the Company shall prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than one hundred and eighty (180) days, or if earlier, until all of such Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement; and (b) in the case of a Shelf Registration, the Company shall prepare and file with the SEC such amendments, post-effective amendments and supplements, including Shelf Supplements, to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of (i) thirty-six (36) months after the effective date of such Registration Statement and (ii) the date on which all the Registrable Securities subject thereto have been sold pursuant to such Registration Statement.

7.3              Within a reasonable time before filing such Registration Statement, Prospectus or amendments or supplements thereto with the SEC, the Company shall furnish to counsel selected by the holders of such Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the reasonable review, comment and approval of such counsel.

7.4              The Company shall notify each selling holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement, including a Shelf Supplement, to any Prospectus forming a part of such Registration Statement has been filed with the SEC.

7.5              The Company shall furnish to each selling holder of Registrable Securities such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto, including a Shelf Supplement (in each case including all exhibits and documents incorporated by reference therein), and such other documents as such seller may request in order to facilitate the disposition of the Registrable Securities owned by such seller.

7.6              The Company shall use its best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any selling holder requests and do any and all other acts and things which may be necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 7.6.

7.7              The Company shall notify each selling holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in such Registration Statement to contain a Misstatement, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain a Misstatement.

7.8              The Company shall make available for inspection by any selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement.

7.9              The Company shall provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such registration.

7.10          The Company shall use its best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar Equity Securities are then listed or, if the Equity Securities are not then listed, on a national securities exchange selected by the holders of a majority of such Registrable Securities.

7.11          In connection with an underwritten offering, the Company shall enter into such customary agreements (including underwriting and, subject to Section 6, lock-up agreements in customary form) and take all such other customary actions as the holders of such Registrable Securities or the managing underwriter of such offering request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities)).

7.12          The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its shareholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) no later than thirty (30) days after the end of the twelve (12)-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said twelve (12)-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 20-F, 6-K, 10-K, 10-Q and 8-K, as applicable, under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto.

7.13          The Company shall furnish to each selling holder of Registrable Securities and each underwriter, if any, with (a) a written legal opinion of the Company’s outside counsel, dated the closing date of the offering, in form and substance as is customarily given in opinions of the Company’s counsel to underwriters in underwritten registered offerings; and (b) on the date of the applicable Prospectus, on the effective date of any post-effective amendment to the applicable Registration Statement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort” letter signed by the Company’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings.

7.14          Without limiting Section 7.6, the Company shall use its best efforts to cause such Registrable Securities to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Company to enable the holders of such Registrable Securities to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof.

7.15          The Company shall notify the holders of Registrable Securities promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information.

7.16          The Company shall advise the holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

7.17          The Company shall permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a “controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (a “Controlling Person”) of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

7.18          The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of Equity Securities and registered in such names as the holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement or Rule 144; provided, that the Company may satisfy its obligations hereunder without issuing physical share certificates through the use of The Depository Trust Company’s Direct Registration System, or any successor thereto (the “DTCDRS”).

7.19          Not later than the effective date of such Registration Statement, the Company shall provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical share certificates through the use of the DTCDRS.

7.20          The Company shall take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable action to make any such prohibition inapplicable.

7.21          The Company shall otherwise use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

8.                  Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all (a) registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (b) underwriting expenses (other than Selling Expenses); (c) expenses of any audits incident to or required by any such registration; (d) fees and expenses of complying with securities and “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities); (e) printing expenses; (f) messenger, telephone and delivery expenses; (g) fees and expenses of the Company’s counsel and accountants; (h) Financial Industry Regulatory Authority, Inc. filing fees (if any); and (i) fees and expenses of one counsel for the holders of Registrable Securities participating in such registration as a group (selected by the holders of a majority of the Registrable Securities included in the registration). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such registration for each such holder.

9.                  Indemnification.

9.1              The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, each holder of Registrable Securities, such holder’s officers, directors, managers, members, partners, shareholders and Affiliates, each underwriter, broker or any other Person acting on behalf of such holder of Registrable Securities and each other Controlling Person, if any, who controls any of the foregoing Persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable Law to be so delivered) after the Company has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities. This indemnity shall be in addition to any liability the Company may otherwise have.

9.2              In connection with any registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by Law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Controlling Person who controls any of the foregoing Persons against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided, that the obligation to indemnify shall be several, not joint and several, for each holder and shall be in proportion to and not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts and any offering expenses borne by such holder) actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

9.3              Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 9, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (a) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (b) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.

9.4              If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts and any offering expenses borne by such party) actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other similar federal or state securities Laws or rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any applicable registration, qualification or compliance was perpetrated by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

10.              Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any customary underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than customary representations and warranties regarding such holder, such holder’s ownership of its Equity Securities to be sold in the offering and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 9.

11.              Rule 144 Compliance; Permitted Public Transfers.

11.1          With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a holder to sell securities of the Company to the public without registration, the Company shall:

(a)               make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Registration Date;

(b)               use best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after the Registration Date; and

(c)               furnish to any holder so long as the holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as such holder may request in connection with the sale of Registrable Securities without registration.

12.              Preservation of Rights. The Company shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Registrable Securities in this Agreement.

13.              Notices. All notices, other communications or documents shall be deemed to have been duly given: (a) at the time delivered by hand, if personally delivered; (b) when sent, if by electronic mail (except if any error or “bounce back” electronic mail message is received by the sender and, in such case, upon actual receipt by the party to whom such notice or document is being sent); (c) five (5) business days after having been deposited in the mail, postage prepaid, if mailed by first class mail; and (d) on the first business day with respect to which a reputable air courier guarantees delivery; provided, however, that notices of a change of address shall be effective only upon receipt. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section  13). Without limiting the foregoing, each of the Company and the other parties agrees to receive notice under the Certificate of Incorporation and Bylaws of the Company or under the Delaware General Corporation Law, or under the organizational documents and applicable entity law of any subsidiary of the Company, by electronic transmission at the e-mail address on file with the Company, and the Investors covenant and agrees to keep a current e-mail address on file with the Company for such purpose.

If to the Company:

Getty Images Holdings, Inc.
605 5th Ave. S., Suite 400

Seattle, WA 98104

Attention: Craig Peters

Email: craig.peters@gettyimages.com

With a copy to:

Weil, Gotshal & Manges LLP
201 Redwood Shores Parkway
Redwood Shores, CA 94065
Attention: Kyle C. Krpata
Email: kyle.krpata@weil.com

and

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attention: James R. Griffin
Email: james.griffin@weil.com

and

Kirkland & Ellis LLP

601 Lexington Avenue,

New York, New York 10022

Attention: Lauren Colasacco

   Peter Seligson

Email: lauren.colasacco@kirkland.com

peter.seligson@kirkland.com

If to any Investor, to such Investor’s address as set forth on Schedule A hereto.

14.              Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability hereof, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. EACH PARTY ACKNOLWEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES TO ENTER INTO THIS AGREEMENT. Each of the parties hereto (i) submits to the exclusive jurisdiction and venue of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and (iii) agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 14, however, shall affect the right of any party hereto to serve legal process in any other manner permitted by Law or at equity. Each party hereto agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity. Notwithstanding the foregoing in this Section 14, a party hereto may commence any Proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts. Each party hereto further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

15.              Amendment, Modification. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and Investors holding at least two-thirds of the Registrable Securities; provided, however, that any party may give a waiver as to itself; provided further, however that no amendment, modification, supplement, or waiver that disproportionately and adversely affects, alters, or changes the interests of any Investor shall be effective against such Investor without the prior written consent of such Investor; provided further, however, that the waiver of any provision with respect to any Registration Statement or offering may be given by Investors holding at least at least two-thirds of the then-outstanding Registrable Securities entitled to participate in such offering or, if such offering shall have been commenced, having elected to participate in such offering.

16.              Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding, and shall be of no further force or effect with respect to any party when such party no longer holds Registrable Securities; provided, that the provisions of Section  8 and Section  9 shall survive any such termination.

17.              Counterparts. This Agreement may be executed simultaneously in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. This Agreement may be executed by facsimile or .pdf signature which shall constitute an original for all purposes.

18.              Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, illegal or otherwise unenforceable provisions shall be null and void as to such jurisdiction. It is the intent of the parties, however, that any invalid, illegal or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, illegal or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by applicable Law.

19.              Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and other documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

20.              Waiver. No course of dealing between or among the any of the parties hereto or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party hereto. The failure of any party hereto to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

21.              Entire Agreement. Except as otherwise expressly provided, this Agreement sets forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous and contemporaneous agreements among all or some of the parties, whether written, oral or otherwise, as to such subject matter. Unless otherwise provided herein, any consent required by any party hereto may be withheld by such party in its sole and absolute discretion.

22.              No Third Party Beneficiaries. Except as expressly provided in this Agreement, none of the provisions in this Agreement shall be for the benefit of or enforceable by any Person other than the parties hereto, their respective heirs, executors, administrators, successors and assigns; provided, however, the parties hereto hereby acknowledge that the Persons set forth in Section  9 are express third-party beneficiaries of the obligations of the parties hereto set forth in Section  9. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

23.              Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

24.              Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

25.              Other Registration Rights. The Company represents and warrants that no person, other than the Investors, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any registration filed by the Company for the sale of securities for its own account or for the account of any other Person. The parties hereto that were parties to the Prior Agreement hereby terminate the Prior Agreement, which shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement. Further, the Company and each of the Investors agree that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties hereto and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

26.              Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Each Investor may assign its rights hereunder to any purchaser or transferee of Registrable Securities, other than a sale pursuant to a Shelf Registration or under Rule 144; provided, that such: (a) the Company shall have received a written notice of such assignment; and (b) each purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Investor herein and had originally been a party hereto. Any Transfer or assignment made other than as provided in this Section  26 shall be null and void.

27.              Changes in Equity Securities. If, and as often as, there are any changes in the Equity Securities by way of a dividend, distribution, stock split or combination, reclassification, recapitalization, exchange or readjustment, whether in a merger, consolidation, conversion or similar transaction, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to Equity Securities as so changed.

28.              Aggregation of Equity Securities. All Equity Securities Beneficially Owned by each party to this Agreement, its Affiliates and their Permitted Transferees shall be aggregated together for purposes of determining the rights or obligations of such party or the application of any restrictions to such party under this Agreement in each instance in which such right, obligation or restriction is determined in respect of or with reference to any Beneficial Ownership of Equity Securities; provided however, that the Equity Securities Beneficially Owned by CC Capital and NBOKS as a result of a distribution of the Equity Securities held by the Sponsor’s shall not be aggregated. In the event that, pursuant to a dissolution of the Sponsor, the Sponsor distributes all of its Registrable Securities to its members, each of CC Capital and NBOKS shall be treated as the Sponsor hereunder; provided, that CC Capital and NBOKS, taken as a whole, shall not be entitled to rights in excess of those conferred on the Sponsor, as if the Sponsor remained a single entity party to this Agreement.

29.              No Recourse. Notwithstanding anything that may be expressed or implied herein (except in the case of the immediately succeeding sentence) or any document, agreement, or instrument delivered contemporaneously herewith, and notwithstanding the fact that any party to this Agreement may be a partnership or limited liability company, each party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the parties hereto shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or under any documents, agreements, or instruments delivered contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of any party hereto (or any of their successors or permitted assignees), against any former, current, or future general or limited partner, manager, stockholder or member of any party hereto (or any of their successors or permitted assignees) or any Affiliate thereof or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing, but in each case not including the parties hereto (each, but excluding for the avoidance of doubt, the parties hereto, a “Related Party”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against the Related Parties, by the enforcement of any assessment or by any Proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise; it being agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Related Party, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, under any documents or instruments delivered contemporaneously herewith, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation. Notwithstanding the forgoing, a Related Party may have obligations under any documents, agreements, or instruments delivered contemporaneously herewith or otherwise contemplated hereby if such Related Party is party to such document, agreement or instrument. Except to the extent otherwise set forth in, and subject in all cases to the terms and conditions of and limitations herein, this Agreement may only be enforced against, and any claim or cause of action of any kind based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance hereof, may only be brought against the entities that are named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. Each Related Party is intended as a third-party beneficiary of this Section 29.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.

COMPANY:

GETTY IMAGES HOLDINGS, INC.

By:	/s/Kjelti Kellough
Name: Kjelti Kellough
Title: SVP, General Counsel

[Signatures continued on following page.]

Signature Page to Registration Rights Agreement

INVESTORS:

GETTY INVESTMENTS L.L.C.

By:	/s/Jan Moehl
Name: Jan D. Moehl
Title: Authorized Officer

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Signature Page to Registration Rights Agreement

By:	/s/Mark Getty
MARK GETTY

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Signature Page to Registration Rights Agreement

THE OCTOBER 1993 TRUST

R&H Trust Co (Jersey) Limited, as Trustee

By:	/s/ Paul Dennis Pirouet
Name: Paul Dennis Pirouet
Title: Director

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Signature Page to Registration Rights Agreement

THE OPTIONS SETTLEMENT

R&H Trust Co (Jersey) Limited, as Trustee

By:	/s/ Paul Dennis Pirouet
Name: Paul Dennis Pirouet
Title: Director

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Signature Page to Registration Rights Agreement

KOCH ICON INVESTMENTS, LLC

By:	/s/Michael Harris
Name: Michael Harris
Title: Vice President

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Signature Page to Registration Rights Agreement

CCNB SPONSOR 2 HOLDINGS LLC

By:	/s/Chinh Chu
Name: Chinh E. Chu
Title: President and Senior Managing Director

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Signature Page to Registration Rights Agreement

NEUBERGER BERMAN OPPORTUNISTIC CAPITAL SOLUTIONS MASTER FUND LP

By:	Neuberger Berman Investment Advisers LLC

Its:	Investment Adviser

By:	/s/Charles Kantor
Name: Charles Kantor
Title: Authorized Signatory

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Signature Page to Registration Rights Agreement

CC NEUBERGER PRINCIPAL HOLDINGS II SPONSOR LLC

By:	/s/Douglas Newton
Name: Douglas Newton
Title: Authorized Signatory

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Signature Page to Registration Rights Agreement

By:	/s/Joel Alsfine
JOEL ALSFINE

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Signature Page to Registration Rights Agreement

By:	/s/James Quella
JAMES QUELLA

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Signature Page to Registration Rights Agreement

By:	/s/Jonathan Gear
JONATHAN GEAR

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Signature Page to Registration Rights Agreement

SCHEDULE A

INVESTORS

Name	Address for service of notices
Getty Investments L.L.C.	5390 Kietzke Lane, Suite 202 Reno, Nevada 89511 Attn: Mark J. Jenness Jeremiah J. Sullivan Email: admin@suttonpl.com
Mark Getty	5390 Kietzke Lane, Suite 202 Reno, Nevada 89511 Attn: Mark J. Jenness Jeremiah J. Sullivan Email: admin@suttonpl.com
The October 1993 Trust	5390 Kietzke Lane, Suite 202 Reno, Nevada 89511 Attn: Mark J. Jenness Jeremiah J. Sullivan Email: admin@suttonpl.com
The Options Settlement	5390 Kietzke Lane, Suite 202 Reno, Nevada 89511 Attn: Mark J. Jenness Jeremiah J. Sullivan Email: admin@suttonpl.com
Koch Icon Investments, LLC	Koch Icon Investments, LLC 4711 East 37th Street North Wichita, KS 67220 Attention: Brett Watson & Michael Harris Email: Brett.Watson@kochind.com; Michael.Harris@kochind.com
CCNB Sponsor 2 Holdings LLC

c/o CC Neuberger Principal Holdings II

200 Park Avenue, 58th Floor

New York, NY 10166

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Lauren M. Colasacco, P.C.

E-mail: lauren.colasacco@kirkland.com

Neuberger Berman Opportunistic Capital Solutions Master Fund LP

c/o CC Neuberger Principal Holdings II

200 Park Avenue, 58th Floor

New York, NY 10166

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Lauren M. Colasacco, P.C.

E-mail: lauren.colasacco@kirkland.com

Name	Address for service of notices
CC Neuberger Principal Holdings II Sponsor LLC

c/o CC Neuberger Principal Holdings II

200 Park Avenue, 58th Floor

New York, NY 10166

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Lauren M. Colasacco, P.C.

E-mail: lauren.colasacco@kirkland.com

Joel Alsfine

c/o CC Neuberger Principal Holdings II

200 Park Avenue, 58th Floor

New York, NY 10166

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Lauren M. Colasacco, P.C.

E-mail: lauren.colasacco@kirkland.com

James Quella

c/o CC Neuberger Principal Holdings II

200 Park Avenue, 58th Floor

New York, NY 10166

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Lauren M. Colasacco, P.C.

E-mail: lauren.colasacco@kirkland.com

Jonathan Gear

c/o CC Neuberger Principal Holdings II

200 Park Avenue, 58th Floor

New York, NY 10166

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Lauren M. Colasacco, P.C.

E-mail: lauren.colasacco@kirkland.com